Filed pursuant to Rule 497(a)(1)

File No. 333-185191

Rule 482ad

Gladstone Capital Corporation Announces Closing of Offering of 2,440,000 shares of its 6.75% Series 2021 Term Preferred Shares for Gross Proceeds of $61.0 Million

McLean, VA, May 21, 2014: Gladstone Capital Corporation (NASDAQ: GLAD) (the “Company”) today announced that on May 20, 2014 it closed its previously announced public offering of 2,200,000 shares of its newly-issued 6.75% Series 2021 Term Preferred Shares (the “Series 2021 Term Preferred Shares”) at a public offering price of $25.00 per share. Simultaneously with the closing of the offering, the underwriters fully exercised their option to purchase an additional 240,000 shares of the Series 2021 Term Preferred Shares on the same terms, resulting in a total issuance of 2,440,000 shares for gross proceeds of $61.0 million and net proceeds of approximately $58.5 million, after payment of underwriting discounts, commissions and offering expenses.

The Series 2021 Term Preferred Shares began trading on the NASDAQ Global Select Market on May 16, 2014 under the symbol “GLADO.” The Series 2021 Term Preferred Shares are mandatorily redeemable in June 2021 at $25.00 per share. Janney Montgomery Scott LLC and Sterne, Agee & Leach, Inc. served as joint book-running managers. J.J.B. Hilliard, W.L. Lyons, LLC, Wunderlich Securities, Inc., Boenning & Scattergood, Inc., Ladenburg Thalmann & Co. Inc. and Maxim Group LLC served as co-managers for this offering.

The Company intends to use the net proceeds from this offering to voluntarily redeem all outstanding shares of its 7.125% Series 2016 Term Preferred Shares on or after May 23, 2014, with any remaining proceeds to pay down its revolving line of credit and for other general corporate purposes. This offering was made pursuant to the Company’s existing shelf registration statement, previously filed with the Securities and Exchange Commission (“SEC”). A final prospectus supplement related to the offering was filed with the SEC on May 14, 2014 and is available on the SEC website at www.sec.gov or by contacting Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA 19103, Attention: Taxable Fixed Income Department or prospectus@janney.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Capital Corporation: Gladstone Capital Corporation is a publicly traded business development company that invests in debt and equity securities, consisting primarily of senior term loans, second term lien loans, and senior subordinated term loans in small and medium sized businesses in the United States. Information on the business activities of all the Gladstone funds can be found at www.gladstonecompanies.com.

Filed pursuant to Rule 497(a)(1)

File No. 333-185191

Rule 482ad

Forward-Looking Statements

This press release may contain certain forward-looking statements which are based upon the Company’s current expectations and are inherently uncertain. Any such statements other than statements of historical fact are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual performance and results could vary materially from these estimates and projections of the future. Such statements speak only as of the time when made and are based on information available to the Company as of the date hereof and are qualified in their entirety by this cautionary statement. The Company assumes no obligation to revise or update any such statement now or in the future.

SOURCE: Gladstone Capital Corporation

Investor Relations Inquiries: Please visit www.gladstone.com or +1-703-287-5893.